SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 4, 2005

HOLLY ENERGY PARTNERS, L.P.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-32225 (Commission File Number)	20-0833098 (I.R.S. Employer Identification Number)

100 Crescent Court, Suite 1600 Dallas, Texas (Address of principal executive offices)		75201-6927 (Zip code)
Registrant’s telephone number, including area code: (214) 871-3555
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
     Pursuant to the Holly Energy Partners, L.P. Long-Term Incentive Plan, Holly Logistic Services, L.L.C. from time to time grants restricted units and performance units to certain of its employees, including executive officers.
     Forms of agreements for grants of restricted units and performance units to employees including executive officers are attached as Exhibits to this Form 8-K.
Item 9.01. Financial Statements and Exhibits
(c)           Exhibits.
10.1 — Form of Restricted Unit Agreement (with Performance Vesting).*
10.2 — Form of Restricted Unit Agreement (without Performance Vesting).*
10.3 — Form of Performance Unit Agreement. *

* Filed herewith.
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HOLLY ENERGY PARTNERS, L.P.

By:	HEP Logistics Holdings, L.P.
its General Partner

	By:	Holly Logistic Services, L.L.C.
its General Partner

		By:	/s/ Stephen J. McDonnell

Stephen J. McDonnell Vice President & Chief Financial Officer
Date: August 4, 2005

EXHIBIT INDEX

Exhibit
Number	Exhibit Title
10.1 —	Form of Restricted Unit Agreement (with Performance Vesting).
10.2 —	Form of Restricted Unit Agreement (without Performance Vesting).
10.3 —	Form of Performance Unit Agreement.